Income Taxes	6 Months Ended	12 Months Ended
	Jun. 29, 2014	Dec. 29, 2013
Income Taxes

(10) Income Taxes

The Company performs a quarterly assessment of its deferred tax assets and liabilities. ASC 740 limits the ability to use future taxable income to support the realization of deferred tax assets when a company has experienced a history of losses even if future taxable income is supported by detailed forecasts and projections.

In assessing the realizability of deferred tax assets, which is included in other assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The Company concluded that during the six months ended June 29, 2014, a net increase to the valuation allowance of $2,515 would be necessary to offset additional deferred tax assets. Of this amount, a $2,515 increase was recognized through the Condensed Consolidated Statement of Operations and Comprehensive Income (Loss).

The realization of the remaining deferred tax assets is primarily dependent on the scheduled reversals of deferred taxes. Any changes in the scheduled reversals of deferred taxes may require an additional valuation allowance against the remaining deferred tax assets. Any increase or decrease in the valuation allowance could result in an increase or decrease in income tax expense in the period of adjustment.

The computation of the annual expected effective tax rate at each interim period requires certain estimates and assumptions including, but not limited to, the expected operating income (loss) for the year, projections of the proportion of income (or loss), permanent and temporary differences, including the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is acquired, or as additional information is obtained. To the extent that the estimated annual effective tax rate changes during a quarter, the effect of the change on prior quarters is included in tax expense for the current quarter.

For the six months ended June 29, 2014, the expected federal tax benefit at 34% is $4,429. The difference between the expected tax and the effective tax benefit of $3,067 is primarily attributable to the tax effect of the federal valuation allowance of $2,184, the tax benefit related to non-deductible expenses of $319, deferred tax benefits that expired of $100, and state tax benefit of $403.

The Company and its subsidiaries file a U.S. federal consolidated income tax return. The U.S. federal and state statute of limitations generally remains open for the 2010 tax year and beyond.

In accordance with ASC 740, the Company recognizes penalties and interest relating to uncertain tax positions in the provision for income taxes. As of June 29, 2014 and December 29, 2013, the Company had unrecognized tax benefits of approximately $1,109 and $1,109, respectively. The Company did not record significant amounts of interest and penalties related to unrecognized tax benefits for the periods ending June 29, 2014 and December 29, 2013. The Company does not expect significant changes in unrecognized tax benefits within the next 12 months.

(13) Income Taxes

Income tax expense (benefit) on loss from continuing operations for the periods shown below consisted of:

	Current	Deferred	Total
Two months ended December 29, 2013, Successor Company:
U.S. Federal	$—	$—	$—
State and local	491	—	491

	$491	—	$491

Ten months ended November 6, 2013, Predecessor Company:
U.S. Federal	$—	$(158)	$(158)
State and local	—	(39)	(39)

	$—	(197)	$(197)

Year ended December 30, 2012, Predecessor Company:
U.S. Federal	$149	$—	$149
State and local	(356)	—	(356)

	$(207)	—	$(207)

Year ended January 1, 2012, Predecessor Company:
U.S. Federal	$(1,368)	$—	$(1,368)
State and local	(435)	—	(435)

	$(1,803)	—	$(1,803)

Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 34% to income (loss) from continuing operations before income taxes as a result of the following:

	Successor Company	Predecessor Company
	Two Months Ended December 29, 2013	Ten Months Ended November 6, 2013	Year Ended December 30, 2012	Year Ended December 31, 2010
Computed “expected” tax expense (benefit)	$2,617	$267,934	$(9,303)	$(8,171)
Increase (decrease) in income tax benefit resulting from:
State and local income taxes, net of federal benefit	491	(39)	20	(367)
Net nondeductible meals, entertainment, and other expenses	54	(173)	393	358
Return to provision adjustment	—	(489)	288	6
Impairment of non-deductible goodwill	—	—	—	51
Change in valuation allowance	(1,704)	(53,913)	8,462	6,183
(Decrease) increase to provision for unrecognized tax benefits	—	—	(356)	120
Cancellation of indebtedness and original issue discount	(967)	(213,517)	—	—
Other	—	—	289	17

	$491	$(197)	$(207)	$(1,803)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets as of December 29, 2013 and December 30, 2012 are presented below:

	Successor Company December 29, 2013	Predecessor Company December 30, 2012
Current deferred tax assets:
Accounts receivable	$936	$962
Accrued expenses	13,204	12,077
Inventory capitalization	3,014	2,356

Gross current deferred tax assets	17,154	15,395
Less valuation allowance	(13,708)	(15,395)

Net current deferred tax assets	3,446	—

Non-current deferred tax assets:
Derivative instruments	—	17,870
Pension and other postretirement benefit obligation	3,920	8,922
Definite and indefinite lived intangible assets	97,760	156,593
Fixed assets	—	3,538
Net operating losses	87,346	242,272

Gross non-current deferred tax assets	189,026	429,195
Less valuation allowance	(151,061)	(429,195)

Net non-current deferred tax assets	37,965	—
Non-current deferred tax liabilities:
Fixed assets	41,411	—

Gross non-current deferred tax liabilities	41,411	—

Net deferred tax assets	—	—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

During the year ended January 1, 2012, the valuation allowance increased by $10,980, of which $5,617 was charged to earnings and $5,363 was recorded through accumulated other comprehensive income. During the year ended December 30, 2012, the valuation allowance increased by $2,707 of which $6,551 was charged to earnings and $3,844 was recorded as a reduction through accumulated other comprehensive income. During the ten months ended November 6, 2013, the valuation allowance decreased by $277,679, of which $59,839 was a benefit to earnings, $370 was charged to discontinued operations, and $20,412 was recorded as a benefit through accumulated other comprehensive income, and a reduction of $197,748 was attributable to the reduction of tax attributes related to the cancellation of indebtedness and other fresh start adjustments. During the two months ended December 29, 2013, the valuation allowance decreased by $2,142, all of which was a benefit to earnings.

At December 29, 2013, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $223,108, which are available to offset future taxable income, if any. These federal and state net operating loss carryforwards begin to expire on various dates from 2019 through 2033. The majority of the operating losses are subject to the limitations of Internal Revenue Code (the “Code”) Section 382. This section provides limitations on the availability of net operating losses to offset current taxable income if significant ownership changes have occurred for Federal tax purposes.

At December 29, 2013, the Company had uncertain tax positions of $1,109 which, if recognized, would impact the effective tax rate. The Company did not record significant amounts of interest and penalties related to uncertain tax positions for the Successor Company for two months ended December 29, 2013 and the Predecessor Company for the ten months ended November 6, 2013.

A reconciliation of the beginning and ending amount of uncertain tax positions for the years ended December 29, 2013, December 30, 2012 and January 1, 2012 are as follows:

Balance as of January 1, 2011	$4,913
Increases based on tax positions prior to 2011	120

Uncertain tax positions as of January 1, 2012	$5,033
Decreases based on tax positions prior to 2012	(399)
Increases based on tax positions prior to 2012	43

Uncertain tax positions as of December 30, 2012, Predecessor Company	$4,677
Decreases based on tax positions prior to 2013 and tax attribute reductions	(3,568)

Uncertain tax positions as of December 29, 2013, Successor Company	$1,109

The Company does not anticipate significant increases or decreases in our uncertain tax positions within the next twelve months. The Company recognizes penalties and interest relating to uncertain tax positions in the provision for income taxes. During the period, the Company did not recognize any accrued interest or penalties. At December 29, 2013, the accrual for uncertain tax positions, included $320 of interest and penalties.

The Company files a U.S. federal consolidated income tax return for which the statute of limitations remains open for the 2010 tax year and beyond. U.S. state jurisdictions have statute of limitations generally ranging from 3 to 6 years.